UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2012

Friedman Industries, Incorporated

(Exact name of registrant as specified in its charter)

Texas	1-07521	74-1504405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19747 Hwy 59 N, Suite 200 Humble, Texas	77338
(Address of principal executive offices)	(Zip Code)

713-672-9433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 30, 2012, Friedman Industries, Incorporated (the “Company”) held its Annual Meeting of Shareholders. At the meeting, the shareholders voted on the election of seven directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The seven nominees of the Board of Directors of the Company were elected at the meeting. The number of shares voted for and withheld with respect to each of the nominees were as follows:

Nominee	Shares Voted For	Shares Withheld
William E. Crow	3,337,732	258,777
Durga D. Agrawal	1,931,136	1,665,373
Charles W. Hall	2,064,154	1,532,355
Alan M. Rauch	3,432,200	164,309
Max Reichenthal	1,920,400	1,676,109
Joel Spira	3,100,977	495,532
Joe L. Williams	2,078,048	1,518,461

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2012

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ BEN HARPER
Ben Harper
Senior Vice President—Finance